UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 19, 2019

OFFICE DEPOT, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10948	59-2663954
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6600 North Military Trail, Boca Raton, FL		33496
(Address of Principal Executive Offices)		(Zip Code)

(561) 438-4800

(Registrant’s Telephone Number, Including Area Code)

Former Name or Former Address, If Changed Since Last Report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, par value $0.01 per share	ODP	The NASDAQ Stock Market (NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 19, 2019, Joseph T. Lower, Executive Vice President, Chief Financial Officer (“CFO”) of Office Depot, Inc. (the “Company”) informed the Company that he will be leaving the Company, effective January 10, 2020, to assume the role of chief financial officer at AutoNation, Inc.

On November 21, 2019, Mr. Lower and the Company entered into a Retention Agreement (the “Agreement”) in order to retain Mr. Lower to assist with the close out of the Company’s 2019 fiscal year. Under the terms of the Agreement, Mr. Lower is eligible to earn a retention payment of $292,716, which represents 50% of his 2019 Corporate Bonus target payout (the “Retention Payment”), if he remains employed with the Company until January 10, 2020 (the “Retention Period”). In addition, if Mr. Lower remains employed through the Retention Period, Mr. Lower shall be eligible to receive the second tranche of his new hire grant consisting of 196,078 restricted stock units, which is scheduled to vest on January 8, 2020. The Retention Payment will be payable to Mr. Lower in a single lump sum payment within sixty (60) days following the earlier of January 10, 2020 and his separation date. If, prior to the end of the Retention Period, Mr. Lower’s employment is terminated due to his own fault or voluntarily by Mr. Lower, the Retention Payment will be forfeited. The Retention Payment is conditioned upon Mr. Lower’s execution of a customary release agreement.

The Company, with the assistance of an executive search firm, is conducting a search for a new CFO and is evaluating both internal and external candidates.

A copy of the Company’s press release announcing Mr. Lower’s departure is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit 99.1	Press Release of Office Depot, Inc., dated November 22, 2019.

Exhibit 104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OFFICE DEPOT, INC.

Date: November 22, 2019	/s/ N. David Bleisch
	Name:	N. David Bleisch
	Title:	EVP, Chief Legal & Administrative Officer and Corporate Secretary